TAXES ON INCOME (Schedule of Deferred Income Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Operating and capital loss carry forward	$ 14,842	$ 13,103
Reserves and allowances	948	1,183
Deferred tax asset before valuation allowance	15,790	14,286
Valuation allowance	(15,124)	(11,408)
Net deferred tax asset	666	2,878
Deferred tax liability	(157)	(309)
Net deferred tax asset	$ 509	$ 2,569